Exhibit 10.10
                                                                   -------------
                               SUBLEASE AGREEMENT

     THIS SUBLEASE AGREEMENT is made the 28 day of August, 1998, between TRANS TEC SERVICES, INC., a Delaware corporation (Attn: Steven A. Scoppetuolo), whose address is 700 South Royal Pioncianna Boulevard, Miami Springs, FL 33166 (hereinafter referred to as "Sublessor"); and COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION, a Delaware corporation, with an address of 1700 Broadway, New York, NY 10019 (hereinafter referred to as "Sublessee"

                                   WITNESSETH:

     WHEREAS, Sublessor herein is the tenant of certain office space located on the first floor of a building located at Glenpointe Centre West, 500 Frank W. Burr Boulevard, Teaneck, New Jersey which office space contains approximately 9,684 rentable square feet and is more specifically described as the "Premises" or "Demised Premises" in the overlease (hereinafter described) pursuant to a lease (the "Overlease") dated May 1, 1995 between Glenpointe Associates, as lessor (hereinafter referred to as "Landlord" or "Overlandlord") and Sublessor, as tenant. A true copy of the Overlease is attached hereto and made a part hereof as Exhibit "A"; and

     WHEREAS, Sublessor desires to sublet to Sublessee and Sublessee desires to sublet from Sublessor the Demised Premises pursuant to the further terms, conditions and covenants herein contained.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

            1. PREMISES. Sublessor hereby leases to Sublessee and Sublessee hereby hires from Sublessor, upon and subject to the covenants, agreements, terms, provisions and conditions of this Sublease, the Demised Premises, which shall include the furniture set forth on Schedule A annexed hereto and made a part hereof, which furniture is leased to Tenant in an "as is" condition.

            2. TERM. The Demised Premises are leased for a period of three (3) years, nine (9) months (the "Term") commencing on September 1, 1998 (the "Commencement Date") and terminating on May 30, 2002 (the "Termination Date").

            3. OVERLEASE.

                 3.01 All the obligations contained in the Overlease (except for Article 6, line 1 of Article 15, Article 36 and Exhibits B and E) conferred and imposed upon Sublessor (as tenant therein) except as modified and amended by this Sublease, are hereby conferred and imposed upon Sublessee with respect to its relationship with Sublessor hereunder. Sublessee covenants and agrees to fully and faithfully perform the terms and conditions of the Overlease and the Sublease on its part to be performed. Sublessee shall not do or cause to be done or suffer or permit any act to be done which would or might cause the Overlease, or the rights of Sublessor as tenant under the Overlease to be endangered, cancelled, terminated, forfeited or surrendered, or which would or might cause Sublessor to be in default thereunder or liable for any damage, claim or penalty. Sublessee agrees, as an express inducement for Sublessor's executing this Sublease, that if there is any conflict between the provisions of this Sublease and the provisions of the Overlease which would permit any act or thing to be done which is prohibited by the Overlease then the provisions of the Overlease shall prevail. If the Overlease terminates or is terminated for any reason whatsoever (except for gross negligence or willful misconduct of Sublessor as tenant under the Overlease), then this Sublease shall terminate simultaneously therewith without any liability between Sublessor and Sublessee, except such liability accruing pursuant to this Sublease. Notwithstanding the foregoing, in the event termination of the Overlease is solely a result of the acts or omissions of Sublessee, then Sublessee shall pay to Sublessor upon such termination, all rental payments due hereunder for the balance of the term remaining subsequent to such termination.

                 3.02 Sublessee shall pay to Sublessor, within ten (10) days after demand therefor by Sublessor, any and all sums (except rent payable pursuant to Paragraph 3 of the Overlease which shall be paid in accordance with Paragraph 5 of this Sublease) due pursuant to the Overlease. Sublessor shall not demand such payment prior to the date which is thirty (30) days before the date any such sum shall be due and owing under the Overlease.

                 3.03 Notwithstanding anything to the contrary herein contained, the rights which Sublessee is granted by virtue of the Overlease shall exist only against the Overlandlord. Sublessor shall have no duty to perform any obligations of the Overlandlord and shall under no circumstances be responsible or liable to Sublessee for any default, failure or delay on the part of Overlandlord in the performance of any obligations under the Overlease, nor shall such default of the Overlandlord affect this Sublease or waive or defer the performance of any of Sublessee's obligations hereunder except to the extent Sublessor actually receives an adjustment or abatement in the rent which is specifically allocated by the Overlandlord to the Premises.

                 3.04 Wherever it is provided in the Overlease that the Overlandlord has the right to elect to perform any covenant of the tenant thereunder upon default of the tenant in observing or complying with such covenant, such right shall inure to the benefit of Sublessor vis-a-vis Sublessee as well as Overlandlord.

                 3.05 In no event shall the Sublessee be entitled to services, utilities and repairs greater or different in quality or quantity than the services, utilities and repairs which Overlandlord is required to furnish or render pursuant to the terms of the Overlease. Sublessee shall not be entitled to any adjustment or abatement in rent by reason of Overlandlord's failure to supply or render such services, utilities or repairs except to the extent
Sublessor actually receives an adjustment or abatement in the rent which is specifically allocated by the Overlandlord to the Premises.

                 3.06 Nothing herein or in the Overlease shall be construed to require Sublessor to cure any default of Overlandlord under the Overlease or to bring any action or proceedings or take steps to enforce Sublessor's rights against Overlandlord in respect thereof Notwithstanding the foregoing, in the event Sublessor does not take any action to cure a default of Overlandlord under the Overlease or bring any action or proceeding or take steps to enforce Sublessor's rights against Overlandlord in respect thereof, Sublessee shall have the right to bring any such action, at its own cost and expense, provided Sublessee provides to Sublessor five (5) days advance notice of same except in the event of an emergency in which no notice shall be required.

                 3.07 Without limiting the generality of any provisions of this Sublease, the parties agree that Sublessor shall not be responsible for furnishing any service or utility which is to be furnished by Overlandlord under the Overlease or for any maintenance, repairs or restoration of or in the Demised Premises, the Building or the Building facilities or equipment, required to be performed under the Sublease, and Sublessee in no event whatsoever shall be entitled to any allowance, reduction or adjustment of the rent in this Sublease reserved by reason of the failure of Overlandlord to comply with Overlandlord's obligations to supply, render or perform the same except to the extent Sublessor actually receives an adjustment or abatement in the rent which is specifically allocated by the Overlandlord to the Premises.

                 3.08 Sublessee and Sublessor (to the extent not assumed by Sublessee hereunder) hereby agrees to perform and comply with the terms, provisions, covenants and conditions of the Overlease and not to do or suffer or permit anything to be done which would result in a default under or cause the Overlease to be terminated or forfeited.

                 3.09 The within sublease is subject to the consent of the Overlandlord pursuant to Article 11 of the Overlease. In the event such consent is not obtained on or before the Commencement Date, either party may terminate this sublease on written notice to the other party unless the Commencement Date is extended by mutual consent of the parties. In the event Overlandlord recaptures the Premises pursuant to the Overlease, then Sublessee shall be released from all obligations hereunder.

                 3.10.  Provided   Sublessor   receives   timely  payments  from
Sublessee as required hereunder, Sublessor agrees to make all payments due under the Overlease in a timely manner.

            4. USE. Sublessee shall use and occupy the Demised Premises for general office use and Sublessee shall not use or permit or suffer the use of the Demised Premises or any part thereof for any other purpose.

            5. RENT. 5.01 Sublessee shall pay to Sublessor during the Term of this Sublease, rent in the amount of Eight Hundred Seventy-One Thousand Five Hundred Sixty and 00/100 .($871,560.00) Dollars ("Fixed Rent"), payable monthly as follows:

                 $19,368.00 per month which shall be payable in advance on the 25th day of each calendar month during the term. Sublessor acknowledges receipt from Sublessee of the first monthly installment of Fixed Rent by check, subject to collection. Sublessee shall pay monthly Fixed Rent to Sublessor at Sublessor's above stated address, or at such other place as Sublessor may designate in writing, without demand and without deduction, setoff or abatement. During the first and last month of the term of the Lease, Fixed Rent shall be prorated as required.

                 5.02 Provided Sublessee is not in default of any of its obligations hereunder and has paid first month's rent in full, Sublessee shall be relieved from its obligation to pay monthly Fixed Rent for month two of the first year of the Term. Nothing herein shall be construed as relieving Sublessee from any obligation to pay Additional Rent set forth in the Lease in a timely manner from and after the Commencement Date. It is understood and agreed that the foregoing rent concession is being given in consideration of Sublessee's payment of all Fixed Rent and Additional Rent due and payable hereunder for the full term of this Sublease and that in the event of any default in such payment by Sublessee for a period beyond any grace period, then, and in that event, the full amount of the rent concession given to Sublessee pursuant to this paragraph shall immediately become due and payable to Sublessor as an additional charge.

            6. ADDITIONAL RENT. Paragraph 4 of the Overlease is modified to provide that Sublessee shall pay to Sublessor, as Additional Rent, One Hundred Percent (100%) of the increased cost to Sublessor for "taxes" and "operating expenses" (as such terms are defined in the Overlease) over the "Base Period Costs" (as hereinafter defined). Such payment shall be made within twenty-three
(23) days of Sublessee's receipt of an invoice for same from Sublessor. For purposes of this Sublease, "Base Period Costs" shall mean those costs charged to Sublessor (as Tenant under the Overlease) by the Overlandlord as Additional Rent (pursuant to Paragraph 4 of the Overlease) for the twelve (12) month period commencing on the Commencement Date. Notwithstanding the foregoing, Sublessee shall be responsible for any and all additional costs billed to Sublessor by the Overlandlord, as a result of Sublessee's use and occupancy of the Demised
Premises. Sublessee shall also pay to Sublessor, with each installment of monthly Fixed Rent, such sum as Sublessor is required to pay to the Overlandlord for the Electric Energy Charge pursuant to Preamble Paragraph 13 of the Overlease.

            7. PREMISES "AS IS".   Sublessee  shall accept the  Premises and any
furniture it is leasing in its current "As Is" condition and Sublessor shall not be required to undertake any renovation or repair work to the Demised Premises.

            8. DEFAULT. 8.01 If Sublessee defaults in the performance of any of its obligations hereunder, and such default continues for five (5) days after the giving of notice of such default with respect to the failure to pay any monies, or twenty (20) days after the giving of notice of default with respect to the failure to perform or comply with any non-monetary obligations of Sublessee hereunder, then Sublessor may, but shall not be obligated to, cure any such default and add the cost thereof (including reasonable attorneys' fees) to rent or terminate this Sublease upon giving three (3) days' notice of termination to Sublessee. Any and all such payments shall be deemed to be Additional Rent and payable on demand of Sublessor. Notwithstanding the foregoing and provided same shall not cause a default under the Overlease, in the event any non-monetary default cannot be cured within the said twenty (20) day period, Sublessee shall not be deemed in default hereunder provided it commences curing within such twenty (20) day period, diligently pursues curing such default and such default is cured within a reasonable time after the giving of notice.

                 8.02 Sublessee and Sublessor each waive all rights of recovery against the other or its agents, employees or other representatives, for any loss, damage or injury whatsoever to property or persons for which Sublessee is insured.

            9. LIABILITY INSURANCE. Sublessee shall comply with all requirements of insurance contained in the Overlease as they pertain to the Demised Premises and shall name as additional insureds the Overlandlord and Sublessor on any such required policies and shall deliver to Sublessor said policies or Certificates as required under the Overlease three (3) business days before the Commencement Date.

            10. INDEMNITY. Sublessee hereby agrees to defend, indemnify and hold Sublessor harmless from and against any and all expense, loss, claims or liability arising out of this Sublease, its use and possession of the Demised Premises, or its breach of the Sublease (including the terms of the Overlease), unless same is a direct result of the gross negligence or wilful misconduct of Sublessor.

            11. COMMENCEMENT DATE. Notwithstanding anything contained herein to the contrary, if Sublessor, for any reason whatsoever cannot deliver possession of the Demised Premises at the commencement of the agreed term as set forth in Paragraph 2 hereof, this Sublease shall not be void or voidable, nor shall Sublessor be liable to Sublessee for any lessor damage resulting therefrom, but in that event, the Sublease term shall be for a term to commence from and after the date Sublessor shall have delivered possession of the Premises to Sublessee and to terminate on May 31, 2002. Notwithstanding the foregoing, in the event Sublessor is unable to deliver possession of the Demised Premises within five
(5) days of receipt of the later to occur of Overlandlord's consent to the within Sublease or September 1, 1998 (the "Consent Date"), then, in such event, Sublessee shall receive an abatement of rent for each and every day that Sublessor is unable to deliver possession after the expiration of the Consent Date through a ten (10) day period thereafter. Additionally, in the event Sublessor is unable to deliver possession by the said ten (10) day period, Sublessee shall receive a two (2) day abatement of rent for each and every day from said ten (10) day period through the following five (5) day period thereafter until such time as Sublessor is able to deliver possession of the Demised Premises. In the event Sublessor is unable to deliver possession of the Demised Premises within twenty (20) days of receipt of Overlandlord's consent, either party shall have the right to terminate this Sublease.

            12. ATTORNMENT. In the event the Overlease is terminated for any reason, Sublessee shall attorn to the owner of the reversion.

            13. NOTICES. All notices, demands, submissions and consents required hereunder shall be in writing and shall be deemed given if hand delivered, sent by a recognized overnight courier or sent by certified mail, return receipt requested postage prepaid to the parties, at the addresses hereinabove set forth or such other address as either party may designate by written notice to the other and shall be deemed delivered three (3) days after mailing if by regular mail; one (1) day after delivery if by recognized overnight courier and upon delivery if delivered personally.

            14. ASSIGNMENT. Without the previous consent of Sublessor, which consent shall not be unreasonably withheld or delayed, neither Sublessee, nor Sublessee's legal representatives or successors in interest by operation of law or otherwise, shall assign or mortgage this Sublease, or sublet or license the whole or any part of the Premises or permit the Premises or any part thereof to be used or occupied by others. Any consent by Sublessor to any act of assignment of subletting shall be held to apply only to the specific transaction thereby authorized and shall be subject to the consent of the Overlandlord under the Overlease. Sublessor shall require a Seven Hundred Fifty ($750.00) payment to cover its handling charges for each request for consent to any sublet and Sublessee shall be responsible for any payment due the Overlandlord to obtain consent to a sublease or assignment. Such consent shall not be construed as a waiver of the duty of Sublessee, or the legal representatives or assigns of Sublessee, to obtain from Sublessor consent to any other or subsequent assignment or subletting, or as modifying or limiting the rights of Sublessor under the foregoing covenant by Sublessee not to assign or sublet without such consent. Any violation of any provision of this Sublease, whether by act or omission, by any assignee, subtenant or undertenant or occupant, shall be deemed a violation of such provision by Sublessee, it being the intention and meaning of the parties hereto that Sublessee shall assume and be liable to Sublessor for any and all acts and omissions of any and all assignees, subtenants, undertenant and occupants. If this Sublease be assigned, Sublessor may and is hereby empowered to collect rent from the assignee; if the Demised Premises or any part thereof be underlet or occupied by any person other than Sublessee, Sublessor, in the event of Sublessee's default, may, and is hereby empowered to, collect rent from the undertenant or occupant; in either of such events, Sublessor may apply the net amount by it to the rent herein reserved, and no such collection shall be deemed a waiver of the covenant herein against assignment and underletting, or the acceptance of the assignee, undertenant or occupant as Sublessee, or a release of Sublessee from the further performance of the covenants herein contained on the part of Sublessee.

            15. BROKER. Sublessee represents and warrants that Sublessee has not dealt with any broker in connection with the leasing of the Demised Premises other than The Garibaldi Group and Insignia/Edward S. Gordon Co., Inc. (the "Brokers"). Sublessee will indemnify and hold harmless Sublessor from and against any and all claims, loss, liability, cost, and expense (including reasonable attorneys fees) resulting from any claim that may be made against Sublessor by any broker or other person claiming a commission, fee, or other compensation by reason of the transaction other than the Brokers, if the same shall arise by or on account of any act of Sublessee or Sublessee's representatives. Sublessor represents and warrants that Sublessor has not dealt with any broker in connection with the leasing of the Demised Premises to Sublessee other than the Brokers. Sublessor will indemnify and hold harmless Sublessee from and against any and all claims, loss, liability, cost, and expense (including reasonable attorney's fees) resulting from any claim that may be made against Sublessee by any broker or other person claiming a commission, fee, or other compensation by reason of this transaction, if the same shall arise by or on account of any act of Sublessor or Sublessor's representatives. Sublessor shall be responsible for payment of the commissions to the Brokers pursuant to a separate agreement between Sublessor and the Brokers.

            16. Sublessor represents to Sublessee that, to the best of its knowledge (a) the Overlease is in full force and effect; and (b) that there are no defaults by either Sublessor or Overlandlord thereunder.

            17. Sublessee shall be entitled to whatever rights Sublessor has under the Overlease and in connection with the listing on the building directory, signs and parking.

            18. WAIVER. One or more waivers of any covenant or condition by Sublessor shall not be construed as a waiver of a subsequent breach of the same or any other covenant or condition, and the consent or approval by Sublessor to or of any act by Sublessee requiring Sublessor's consent or approval shall not be construed to waive or render unnecessary Sublessor's consent or approval to or of any subsequent similar act by Sublessee.

            19. EFFECT. This Agreement shall be binding upon the parties hereto, their heirs, successors and permitted assigns, and may not be altered, amended, terminated or modified except by written instrument executed by each of the parties hereto.

            20. GOVERNING LAW. This Agreement shall be governed by the laws of the State of New Jersey.

            21. ENTIRE CONTRACT. This agreement contains the entire contract between the parties. No representative, agent or employee of Sublessor has been authorized to make any representations or promises with reference to within letting or vary or alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof shall be binding, unless reduced to writing and signed by Sublessor and Sublessee.

            22. Within ten (10) days of the execution of this Lease, Sublessee shall deliver to Sublessor, a corporate resolution authorizing the execution of this Lease by Sublessee.

       IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

ATTEST:                                TRANS TEC SERVICES, INC., Sublessor


                                       BY:      /s/ Steven A. Scoppetuolo
---------------------------------      ----------------------------------------
                                           Steven A. Scoppetuolo
                                           Chief Financial Officer


                                       COGNIZANT TECHNOLOGY SOLUTIONS
                                       CORPORATION, Sublessee


                                       BY:      /s/ Gordon Coburn
---------------------------------      ----------------------------------------

                                           Gordon Coburn
                                       ----------------------------------------
                                                PRINT NAME

                                           Vice President
                                       ----------------------------------------
                                                TITLE



F:\REAL_EST.ATE\SUBLEASE.DIR\TRANS.TEC

                                 TABLE INVENTORY

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LOCATION OF INVENTORY                                  LEAVING
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Credit & Acctng. Area
---------------------
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6 Desks with return                                         6
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Filing Room
-----------
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1 Single Desk                                               1
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Mail Room
---------
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1 Desk with return                                          1
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1 Single Desk                                               1
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Formerly Invoicing Room
-----------------------
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3 Desks with return                                         3
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Executive Area
--------------
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1 Desk with return                                          1
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MIS
---
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2 Desks with return                                         2
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2 Single desks                                              2
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Kitchen Area
------------
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2 Tables                                                    2
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Brokers' Area
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Near the Closet in the Trading Area 1 Desk with return      1
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Workstation   6 Single Desks                                6
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Reception Area
--------------
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1 Desk with return                                          1
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Conference Room
---------------
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Conference Table with Chairs                                1
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TOTAL                                                      28
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